UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2003

LIFEPOINT, INC.
(Exact name of registrant as specified in its charter)

DELAWARE						#33-0539168
(State or other jurisdiction of		(I.R.S. Employer
incorporation or organization)		Identification Number)

1205 S. Dupont Street, Ontario, California	        91761
(Address of Principal Executive Offices)		     (Zip Code)

(909) 418-3000
Registrant's Telephone Number, Including Area Code

ITEM 7.	EXHIBITS
(c)  	Exhibits

	99.1 	Copy of press release furnished by LifePoint, Inc. (the "Company")
dated November 13, 2003, relating to the Company's results for the quarter ended September 30, 2003, referred to in Item 12 below.

Item 12. Results of Operations and Financial Condition.

	On November 13, 2003, the Company announced via press release its results for the quarter ended September 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

	Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned therein to be duly authorized.


							LIFEPOINT, INC.
							(Registrant)

Date: 	November 13, 2003			By /s/ 	Donald W. Rutherford
						 	Donald W. Rutherford
							Chief Financial Officer